                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         WHEREAS, VERIZON GLOBAL FUNDING CORP., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (the "Registration Statements") relating to up to $7,000,000,000 aggregate principal amount of debt securities of the Company and the related support obligations of Verizon Communications Inc., the parent of the Company, to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints Janet M. Garrity his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of June, 2001.



                                                   /s/ David Kauffman
                                                   -----------------------------
                                                   David S. Kauffman

                                POWER OF ATTORNEY


         WHEREAS, VERIZON GLOBAL FUNDING CORP., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (the "Registration Statements") relating to up to $7,000,000,000 aggregate principal amount of debt securities of the Company and the related support obligations of Verizon Communications Inc., the parent of the Company, to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints David S. Kauffman her true and lawful attorney-in-fact and agent with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of July, 2001.



                                             /s/ Janet M. Garrity
                                             ----------------------------------
                                             Janet M. Garrity

                                POWER OF ATTORNEY


         WHEREAS, VERIZON GLOBAL FUNDING CORP., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (the "Registration Statements") relating to up to $7,000,000,000 aggregate principal amount of debt securities of the Company and the related support obligations of Verizon Communications Inc., the parent of the Company, to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints Janet M. Garrity and David S. Kauffman, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of June, 2001.



                                           /s/ Robert S. Fitzmire
                                           ------------------------------------
                                           Robert S. Fitzmire

                                POWER OF ATTORNEY


         WHEREAS, VERIZON GLOBAL FUNDING CORP., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (the "Registration Statements") relating to up to $7,000,000,000 aggregate principal amount of debt securities of the Company and the related support obligations of Verizon Communications Inc., the parent of the Company, to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints Janet M. Garrity and David S. Kauffman, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of June, 2001.



                                           /s/ William F. Heitmann
                                           ------------------------------------
                                           William F. Heitmann